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Cousins Properties Incorporated	Q1 2017 Supplemental Information

FORWARD-LOOKING STATEMENTS

Certain matters contained in this report are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risks, as itemized in Item 1A included in the Annual Report on Form 10-K for the year ended December 31, 2016 and in the Quarterly Report on Form 10-Q for the three months ended March 31, 2017. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as, our business and financial strategy; our ability to obtain future financing; future acquisitions and dispositions of operating assets; future acquisitions of land; future development and redevelopment opportunities; future dispositions of land and other non-core assets; future repurchases of common stock; projected operating results; market and industry trends; future distributions; projected capital expenditures; interest rates; the impact of the transactions involving the Company, Parkway Properties Inc. ("Parkway"), and Parkway, Inc. ("New Parkway"); future financial and operating results, plans, objectives, expectations, and intentions; all statements that address operating performance, events, or developments that management expects or anticipates will occur in the future — including statements relating to creating value for stockholders; impact of the transactions with Parkway and New Parkway on tenants, employees, stockholders, and other constituents of the combined companies; and integrating Parkway with us.
Any forward-looking statements are based upon management's beliefs, assumptions, and expectations of our future performance, taking into account information currently available. These beliefs, assumptions, and expectations may change as a result of possible events or factors, not all of which are known. If a change occurs, our business, financial condition, liquidity, and results of operations may vary materially from those expressed in forward-looking statements. Actual results may vary from forward-looking statements due to, but not limited to, the following: the availability and terms of capital; the ability to refinance or repay indebtedness as it matures; the failure of purchase, sale, or other contracts to ultimately close; the failure to achieve anticipated benefits from acquisitions, investments or dispositions; the potential dilutive effect of common stock or operating partnership unit issuances; the failure to achieve benefits from the repurchase of common stock; the availability of buyers and adequate pricing with respect to the disposition of assets; risks and uncertainties related to national and local economic conditions, the real estate industry, and the commercial real estate markets in which we operate, particularly in Atlanta, Charlotte, and Austin where we have high concentrations of our annualized lease revenue; changes to our strategy with regard to land and other non-core holdings that may require impairment losses to be recognized; leasing risks, including the ability to obtain new tenants or renew expiring tenants, and the ability to lease newly developed and/or recently acquired space, and the risk of declining leasing rates; the adverse change in the financial condition of one or more of our major tenants; volatility in interest rates and insurance rates; the risks associated with real estate developments (such as zoning approval, receipt of required permits, construction delays, cost overruns, and leasing risk); the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and to meet regulatory requirements; risks associated with litigation resulting from the transactions with Parkway and from liabilities or contingent liabilities assumed in the transactions with Parkway; risks associated with any errors or omissions in financial or other information of Parkway that has been previously provided to the public; the ability to successfully integrate our operations and employees in connection with the transactions with Parkway and New Parkway; the ability to realize anticipated benefits and synergies of the transactions with Parkway and New Parkway; potential changes to state, local, or federal regulations applicable to our business; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; potential changes to the tax laws impacting REITs and real estate in general; significant costs related to uninsured losses, condemnation, or environmental issues; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission by the Company.
The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will,” or similar expressions are intended to identify forward-looking statements. Although we believe that our plans, intentions, and expectations reflected in any forward-looking statements are reasonable, we can give no assurance that such plans, intentions, or expectations will be achieved. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information, or otherwise, except as required under U.S. federal securities laws.

Cousins Properties Incorporated	3	Q1 2017 Supplemental Information

KEY PERFORMANCE METRICS

	2015	2016 1st	2016 2nd	2016 3rd	2016 4th	2016	2017 1st
Property Statistics
Consolidated Operating Properties	12	11	11	11	25	25	26
Consolidated Rentable Square Feet (in thousands)	12,122	11,993	11,993	11,993	13,024	13,024	13,249
Unconsolidated Operating Properties	6	6	6	6	8	8	7
Unconsolidated Rentable Square Feet (in thousands)	3,434	3,435	3,435	3,435	3,999	3,999	3,774
Total Operating Properties	18	17	17	17	33	33	33
Total Rentable Square Feet (in thousands)	15,556	15,428	15,428	15,428	17,023	17,023	17,023

Office Leasing Activity (1)
Net Leased during the period (square feet in thousands)	2,972	220	402	971	761	2,354	571
Net Rent (per square foot)	$18.30	$23.55	$22.73	$23.51	$26.32	$24.52	$26.10
Total Leasing Costs (per square foot)	(3.64)	(6.31)	(7.08)	(6.18)	(6.08)	(6.35)	(7.44)
Net Effective Rent (per square foot)	$14.66	$17.24	$15.65	$17.33	$20.24	$18.17	$18.66
Change in Second Generation Net Rent	36.7%	18.9%	17.2%	27.9%	18.7%	20.0%	15.8%
Change in Cash-Basis Second Generation Net Rent	19.8%	1.8%	4.3%	9.1%	14.7%	10.3%	3.3%

Same Property Information (2)
Percent Leased (period end)	91.6%	90.3%	90.7%	91.2%	91.8%	91.8%	92.1%
Weighted Average Occupancy	90.7%	89.4%	89.2%	89.5%	89.4%	89.4%	89.9%
Change in Net Operating Income (over prior year period)	3.3%	4.3%	1.4%	3.6%	4.4%	6.1%	5.5%
Change in Cash-Basis Net Operating Income (over prior year period)	7.3%	8.6%	3.9%	4.3%	7.1%	8.4%	5.4%

Development Pipeline
Estimated Project Costs (in thousands) (3)	$261,500	$326,300	$340,200	$506,200	$512,200	$512,200	$529,200
Estimated Project Costs (3) / Total Undepreciated Assets	7.6%	9.5%	9.6%	13.7%	10.5%	10.5%	10.6%

Market Capitalization (4)
Common Stock Price (period end)	$9.43	$10.38	$10.40	$10.44	$8.51	$8.51	$8.27
Common Shares/Units Outstanding (period end in thousands)	211,513	210,107	210,171	210,170	401,596	401,596	426,823
Equity Market Capitalization (in thousands)	$1,994,568	$2,180,911	$2,185,778	$2,194,175	$3,417,582	$3,417,582	$3,529,826
Debt (in thousands)	947,017	992,241	999,999	1,112,322	1,632,270	1,632,270	1,498,044
Total Market Capitalization (in thousands)	$2,941,585	$3,173,152	$3,185,777	$3,306,497	$5,049,852	$5,049,852	$5,027,870

Credit Ratios (4)
Debt/Total Market Capitalization	32.2%	31.3%	31.4%	33.6%	32.3%	32.3%	29.8%
Debt/Total Undepreciated Assets	27.5%	28.8%	28.3%	30.1%	33.5%	33.5%	30.1%
Fixed Charges Coverage	4.84	4.49	4.43	4.46	5.04	4.63	5.13
Debt/Annualized EBITDA	4.00	4.66	4.51	4.76	5.33	5.33	4.60
Net Debt/Annualized EBITDA	3.99	4.63	4.51	4.34	5.22	5.22	4.49

Cousins Properties Incorporated	4	Q1 2017 Supplemental Information

KEY PERFORMANCE METRICS

	2015	2016 1st	2016 2nd	2016 3rd	2016 4th	2016	2017 1st
Dividend Information (4)
Common Dividend per Share	$0.32	$0.08	$0.08	$0.08	$0.06	$0.30	$0.06
FFO Payout Ratio	35.9%	38.9%	38.8%	36.2%	85.9%	46.1%	37.5%
FAD Payout Ratio	62.5%	56.7%	62.8%	59.0%	61.7%	60.1%	58.6%

Operations Ratios (4)
Annualized General and Administrative Expenses/Total Undepreciated Assets	0.49%	0.96%	0.53%	0.47%	0.68%	0.53%	0.50%

Additional Information (4)
Straight Line Rental Revenue	$20,009	$3,595	$3,434	$3,449	$8,489	$18,967	$9,282
Above and Below Market Rents Amortization	$7,981	$1,834	$1,854	$1,907	$1,502	$7,097	$1,526
Second Generation Capital Expenditures	$54,214	$7,904	$13,166	$13,968	$11,838	$46,876	$10,971

(1) See Office Leasing Activity on page 17 for additional detail and explanations.
(2) Same Property Information is derived from the pool of office properties, as defined, in the period originally reported. See Same Property Performance on page 15 and Non-GAAP Financial Measures - Calculations and Reconciliations on page 32 for additional information.
(3) Cousins' share of development expenditures.
(4) See Non-GAAP Financial Measures - Calculations and Reconciliations beginning on page 29.

Cousins Properties Incorporated	5	Q1 2017 Supplemental Information

KEY PERFORMANCE METRICS

(1) Office properties only.

Note: See additional information included herein for calculations, definitions, and reconciliations to GAAP financial measures.

Cousins Properties Incorporated	6	Q1 2017 Supplemental Information

FUNDS FROM OPERATIONS - SUMMARY

	2015	2016 1st	2016 2nd	2016 3rd	2016 4th	2016	2017 1st

Net Operating Income
Office	$235,210	$57,894	$57,275	$59,873	$77,837	$252,879	$77,942
Other	6,022	1,619	1,733	1,748	2,302	7,402	2,225
Total Net Operating Income	241,232	59,513	59,008	61,621	80,139	260,281	80,167
Sales Less Cost of Sales	3,905	—	—	—	3,770	3,770	—
Fee Income	7,297	2,199	1,824	1,945	2,379	8,347	1,936
Other Income	2,451	1,121	280	287	3,837	5,525	6,889

Reimbursed Expenses	(3,430)	(870)	(798)	(795)	(796)	(3,259)	(865)
General and Administrative Expenses	(16,918)	(8,243)	(4,691)	(4,368)	(8,290)	(25,592)	(6,182)
Interest Expense	(38,178)	(9,421)	(9,360)	(9,748)	(12,566)	(41,095)	(12,066)
Other Expenses	(1,941)	(465)	(2,640)	(2,175)	(40,704)	(45,984)	(2,391)
Depreciation and Amortization of Non-Real Estate Assets	(1,669)	(377)	(335)	(328)	(325)	(1,365)	(451)
FFO	$192,749	$43,457	$43,288	$46,439	$27,444	$160,628	$67,037
Weighted Average Shares - Diluted	215,979	210,974	210,362	210,326	391,413	256,023	411,186
FFO per Share	0.89	0.21	0.21	0.22	0.07	0.63	0.16

Cousins Properties Incorporated	7	Q1 2017 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL

	2015	2016 1st	2016 2nd	2016 3rd	2016 4th	2016	2017 1st

Net Operating Income
Office
Consolidated Properties
Hearst Tower	$—	$—	$—	$—	$5,957	$5,957	$6,356
Northpark Town Center (1)	22,400	5,607	5,097	5,599	5,841	22,144	5,410
Hayden Ferry (1)	—	—	—	—	3,881	3,881	5,209
Fifth Third Center	14,956	4,238	4,349	4,451	4,463	17,501	4,842
Corporate Center (1)	—	—	—	—	5,005	5,005	4,761
Promenade	13,985	3,740	3,419	3,839	3,557	14,555	4,173
San Jacinto Center	—	—	—	—	3,456	3,456	4,038
One Eleven Congress	—	—	—	—	3,256	3,256	3,713
Colorado Tower	6,768	2,724	3,064	3,221	3,399	12,408	3,383
The American Cancer Society Center	12,432	3,310	3,151	3,198	3,231	12,890	3,342
3344 Peachtree	—	—	—	—	3,505	3,505	3,235
One Buckhead Plaza	—	—	—	—	2,817	2,817	3,097
816 Congress Avenue	8,526	2,468	2,555	2,514	2,363	9,900	2,694
NASCAR Plaza	—	—	—	—	2,507	2,507	2,477
3350 Peachtree	—	—	—	—	2,006	2,006	2,264
Tempe Gateway	—	—	—	—	1,966	1,966	2,008
Bank of America Center	—	—	—	—	1,451	1,451	1,507
3348 Peachtree	—	—	—	—	1,541	1,541	1,491
Two Buckhead Plaza	—	—	—	—	1,369	1,369	1,321
One Orlando Centre	—	—	—	—	795	795	1,277
The Pointe	—	—	—	—	1,227	1,227	1,146
Citrus Center	—	—	—	—	1,019	1,019	1,006
Meridian Mark Plaza	3,777	908	857	954	955	3,674	989
Harborview Plaza	—	—	—	—	898	898	930
Research Park V	—	—	144	288	412	844	359
Other (2)	30,664	4,531	4,300	4,388	3,097	16,316	6
Subtotal - Office Consolidated	113,508	27,526	26,936	28,452	69,974	152,888	71,034

Unconsolidated Properties (3)
Terminus 100	7,268	1,872	1,978	1,899	1,837	7,586	1,912
Terminus 200	6,069	1,658	1,770	1,678	1,648	6,754	1,798
Gateway Village (4)	1,208	536	451	460	1,003	2,450	1,751
Emory University Hospital Midtown Medical Office Tower	3,974	987	1,000	975	1,008	3,970	989
Courvoisier Centre	—	—	—	—	410	410	462
111 West Rio (US Airways Bldg)	—	—	—	—	220	220	—
Other	(18)	(3)	14	1	(2)	10	(4)
Subtotal - Office Unconsolidated	18,501	5,050	5,213	5,013	6,124	21,400	6,908

Discontinued Operations (5)	103,201	25,318	25,126	26,408	1,739	78,591	—

Total Office Net Operating Income	235,210	57,894	57,275	59,873	77,837	252,879	77,942

Other
Consolidated Properties
Other	191	23	(8)	1	—	16	(43)

Cousins Properties Incorporated	8	Q1 2017 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL

	2015	2016 1st	2016 2nd	2016 3rd	2016 4th	2016	2017 1st

Unconsolidated Properties (3)
Emory Point Apartments (Phase I)	4,699	1,185	1,250	1,014	1,092	4,541	1,133
Emory Point Apartments (Phase II)	181	96	204	408	768	1,476	745
Emory Point Retail (Phase I)	894	248	218	247	277	990	293
Emory Point Retail (Phase II)	80	72	75	84	171	402	103
Other	(20)	(5)	(6)	(6)	(6)	(23)	(6)
Subtotal - Other Unconsolidated	5,834	1,596	1,741	1,747	2,302	7,386	2,268

Discontinued Operations	(3)	—	—	—	—	—	—

Total Other Net Operating Income	6,022	1,619	1,733	1,748	2,302	7,402	2,225

Total Net Operating Income	241,232	59,513	59,008	61,621	80,139	260,281	80,167

Sales Less Cost of Sales
Land Sales Less Cost of Sales - Consolidated	1,625	—	—	—	3,580	3,580	—
Land Sales Less Cost of Sales - Unconsolidated (3)	2,280	—	—	—	190	190	—
Total Sales Less Cost of Sales	3,905	—	—	—	3,770	3,770	—

Fee Income
Management Fees (6)	5,188	1,325	1,263	1,253	1,317	5,158	1,402
Development Fees	1,778	608	486	549	634	2,277	432
Leasing & Other Fees	331	266	75	143	428	912	102
Total Fee Income	7,297	2,199	1,824	1,945	2,379	8,347	1,936

Other Income
Termination Fees	817	—	—	—	3,122	3,122	6,197
Interest and Other Income	460	390	27	153	358	928	347
Other - Unconsolidated (3)	747	546	151	134	357	1,188	345
Interest and Other Income - Discontinued Operations	(23)	(1)	—	—	—	(1)	—
Termination Fees - Discontinued Operations (5)	450	186	102	—	—	288	—
Total Other Income	2,451	1,121	280	287	3,837	5,525	6,889

Total Fee and Other Income	9,748	3,320	2,104	2,232	6,216	13,872	8,825

Reimbursed Expenses	(3,430)	(870)	(798)	(795)	(796)	(3,259)	(865)

General and Administrative Expenses	(16,918)	(8,243)	(4,691)	(4,368)	(8,290)	(25,592)	(6,182)

Cousins Properties Incorporated	9	Q1 2017 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL

	2015	2016 1st	2016 2nd	2016 3rd	2016 4th	2016	2017 1st

Interest Expense
Consolidated Debt
The American Cancer Society Center	(8,599)	(2,126)	(2,119)	(2,134)	(2,127)	(8,506)	(2,073)
Term Loan	—	—	—	—	(386)	(386)	(1,288)
Fifth Third Center	—	—	—	(427)	(1,275)	(1,702)	(1,272)
Promenade	(4,734)	(1,165)	(1,157)	(1,150)	(1,142)	(4,614)	(1,134)
Colorado Tower	—	—	—	(353)	(1,059)	(1,412)	(1,059)
Unsecured Credit Facility	(4,089)	(832)	(1,053)	(870)	(1,159)	(3,914)	(1,035)
816 Congress Avenue	(3,269)	(817)	(817)	(817)	(817)	(3,268)	(814)
One Eleven Congress	—	—	—	—	(800)	(800)	(716)
San Jacinto Center	—	—	—	—	(632)	(632)	(567)
3344 Peachtree	—	—	—	—	(460)	(460)	(505)
Meridian Mark Plaza	(1,538)	(381)	(379)	(377)	(375)	(1,512)	(373)
Two Buckhead Plaza	—	—	—	—	(324)	(324)	(319)
The Pointe	—	—	—	—	(171)	(171)	(176)
Other	(4,085)	(861)	(860)	(856)	(1,070)	(3,647)	—
Capitalized	3,577	742	1,016	1,230	1,709	4,697	1,590
Subtotal - Consolidated	(22,737)	(5,440)	(5,369)	(5,754)	(10,088)	(26,651)	(9,741)

Unconsolidated Debt (3)
Terminus 100	(3,436)	(848)	(844)	(840)	(836)	(3,368)	(831)
Emory Point	(1,126)	(439)	(464)	(484)	(542)	(1,929)	(535)
Terminus 200	(1,560)	(390)	(389)	(387)	(385)	(1,551)	(383)
Emory University Hospital Midtown Medical Office Tower	(1,333)	(330)	(329)	(327)	(325)	(1,311)	(324)
Courvoisier Centre	—	—	—	—	(239)	(239)	(252)
Other	—	—	—	—	(25)	(25)	—
Subtotal - Unconsolidated	(7,455)	(2,007)	(2,026)	(2,038)	(2,352)	(8,423)	(2,325)

Discontinued Operations (5)	(7,986)	(1,974)	(1,965)	(1,956)	(126)	(6,021)	—

Total Interest Expense	(38,178)	(9,421)	(9,360)	(9,748)	(12,566)	(41,095)	(12,066)

Other Expenses
Transaction Costs - Merger	—	(19)	(2,424)	(1,446)	(20,633)	(24,522)	(1,930)
Property Taxes and Other Holding Costs	(828)	(89)	(98)	(95)	(158)	(440)	(304)
Predevelopment & Other	(522)	(108)	(118)	(140)	(577)	(943)	(129)
Severance	(181)	(249)	—	—	—	(249)	(28)
Transaction Costs - Spin-off	—	—	—	(494)	(5,855)	(6,349)	—
Loss on Extinguishment of Debt	—	—	—	—	(5,180)	(5,180)	—
Impairment Losses (7)	—	—	—	—	(4,526)	(4,526)	—
Acquisition Costs	(299)	—	—	—	—	—	—
Partners' share of FFO in consolidated joint ventures	(111)	—	—	—	(3,775)	(3,775)	—
Total Other Expenses	(1,941)	(465)	(2,640)	(2,175)	(40,704)	(45,984)	(2,391)

Cousins Properties Incorporated	10	Q1 2017 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL

	2015	2016 1st	2016 2nd	2016 3rd	2016 4th	2016	2017 1st

Depreciation and Amortization of Non-Real Estate Assets
Consolidated	(1,621)	(377)	(335)	(328)	(325)	(1,365)	(451)
Unconsolidated (3)	(48)	—	—	—	—	—	—
Total Depreciation and Amortization of Non-Real Estate Assets	(1,669)	(377)	(335)	(328)	(325)	(1,365)	(451)

FFO	192,749	43,457	43,288	46,439	27,444	160,628	67,037
Weighted Average Shares - Diluted	215,979	210,974	210,362	210,326	391,413	256,023	411,186
FFO per Share	0.89	0.21	0.21	0.22	0.07	0.63	0.16

Note: Amounts may differ slightly from other schedules contained herein due to rounding.
(1) Contains multiple buildings that are grouped together for reporting purposes.
(2) Represents properties sold and loans repaid prior to March 31, 2017 that are not considered discontinued operations.
(3) Unconsolidated amounts include amounts recorded in unconsolidated joint ventures for the respective category multiplied by the Company's ownership interest. The Company does not control the operations of the unconsolidated joint ventures, but believes including these amounts in the categories indicated is meaningful to investors and analysts.

(4) Through December 1, 2016, the Company received an 11.46% current return on its $11.1 million investment in Gateway Village and, when certain other revenue criteria were met, received additional returns. The Company recognized these amounts as
      NOI from this venture. After December 1, 2016, net income and cash flows were allocated 50% to each joint venture member.

(5) Primarily represents Greenway Plaza and Post Oak Central.
(6) Management Fees include reimbursement of expenses that are included in the "Reimbursed Expenses" line item.
(7) Represents an impairment charge on Callaway Gardens land as a result of the Company withdrawing from the joint venture.

Cousins Properties Incorporated	11	Q1 2017 Supplemental Information

PORTFOLIO STATISTICS

Property Description	Metropolitan Area	Rentable Square Feet	Financial Statement Presentation	Company's Ownership Interest	End of Period Leased 1Q17	End of Period Leased 4Q16	Weighted Average Occupancy 1Q17	Weighted Average Occupancy 4Q16	% of Total Net Operating Income (1)	Property Level Debt ($000) (2)
OFFICE PROPERTIES
Northpark Town Center (3)	Atlanta	1,528,000	Consolidated	100%	90.6%	85.2%	84.5%	85.1%	6.8%	$—
Promenade	Atlanta	777,000	Consolidated	100%	94.4%	94.5%	93.4%	91.6%	5.2%	104,278
The American Cancer Society Center	Atlanta	996,000	Consolidated	100%	85.9%	85.9%	85.6%	83.2%	4.2%	126,961
3344 Peachtree	Atlanta	484,000	Consolidated	100%	90.6%	96.1%	90.1%	93.4%	4.0%	79,311
One Buckhead Plaza	Atlanta	461,000	Consolidated	100%	94.3%	94.2%	92.5%	94.0%	3.9%	—
3350 Peachtree	Atlanta	413,000	Consolidated	100%	92.9%	92.9%	92.9%	92.9%	2.8%	—
Terminus 100	Atlanta	660,000	Unconsolidated	50%	90.6%	90.6%	88.2%	90.0%	2.4%	62,929
Terminus 200	Atlanta	566,000	Unconsolidated	50%	96.4%	96.4%	95.8%	91.3%	2.2%	40,219
3348 Peachtree	Atlanta	258,000	Consolidated	100%	90.6%	91.2%	91.0%	92.8%	1.9%	—
Two Buckhead Plaza	Atlanta	210,000	Consolidated	100%	84.5%	83.1%	83.1%	81.1%	1.6%	52,999
Meridian Mark Plaza	Atlanta	160,000	Consolidated	100%	100.0%	100.0%	100.0%	100.0%	1.2%	24,315
Emory University Hospital Midtown Medical Office Tower	Atlanta	358,000	Unconsolidated	50%	94.9%	96.2%	95.6%	97.0%	1.2%	36,077
ATLANTA		6,871,000			91.2%	90.3%	89.1%	89.0%	37.4%	527,089

Hearst Tower	Charlotte	966,000	Consolidated	100%	98.7%	98.7%	98.4%	97.1%	7.9%	—
Fifth Third Center	Charlotte	698,000	Consolidated	100%	96.7%	96.7%	96.6%	95.9%	6.0%	148,153
NASCAR Plaza	Charlotte	394,000	Consolidated	100%	98.2%	98.2%	98.2%	95.3%	3.1%	—
Gateway Village	Charlotte	1,061,000	Unconsolidated	50%	99.4%	99.3%	99.4%	94.9%	2.2%	—
CHARLOTTE		3,119,000			98.2%	98.2%	98.1%	96.0%	19.2%	148,153

San Jacinto Center	Austin	406,000	Consolidated	100%	99.7%	99.8%	99.7%	99.4%	5.0%	101,602
One Eleven Congress	Austin	519,000	Consolidated	100%	90.5%	90.6%	82.0%	81.7%	4.6%	128,771
Colorado Tower	Austin	373,000	Consolidated	100%	100.0%	100.0%	100.0%	100.0%	4.2%	119,093
816 Congress	Austin	435,000	Consolidated	100%	95.0%	93.2%	92.8%	91.1%	3.4%	83,862
Research Park V	Austin	173,000	Consolidated	100%	97.1%	97.1%	56.1%	41.3%	0.5%	—
AUSTIN		1,906,000			95.9%	95.6%	89.4%	87.5%	17.7%	433,328

Corporate Center (3)	Tampa	1,224,000	Consolidated	100%	94.2%	84.4%	84.0%	81.8%	5.9%	—
The Pointe	Tampa	253,000	Consolidated	100%	92.7%	96.2%	90.7%	96.1%	1.4%	23,209
Harborview Plaza	Tampa	205,000	Consolidated	100%	98.0%	98.0%	98.0%	98.0%	1.2%	—
TAMPA		1,682,000			94.5%	87.8%	86.8%	85.9%	8.5%	23,209

Hayden Ferry (3)	Phoenix	789,000	Consolidated	100%	93.8%	93.8%	88.4%	88.0%	6.5%	—
Tempe Gateway	Phoenix	264,000	Consolidated	100%	98.4%	98.4%	98.4%	98.4%	2.5%	—
111 West Rio (US Airways Bldg)	Phoenix	225,000	Consolidated	100%	100.0%	100.0%	—%	—%	—%	—
PHOENIX		1,278,000			95.9%	95.9%	74.9%	74.7%	9.0%	—

Bank of America Center	Orlando	421,000	Consolidated	100%	87.2%	87.7%	86.9%	88.3%	1.9%	—
One Orlando Centre	Orlando	356,000	Consolidated	100%	82.6%	82.4%	80.2%	73.2%	1.6%	—
Citrus Center	Orlando	261,000	Consolidated	100%	92.1%	94.3%	91.5%	91.6%	1.3%	—
ORLANDO		1,038,000			86.8%	87.5%	85.7%	84.0%	4.8%	—

Courvoisier Centre (3)	Miami	343,000	Unconsolidated	20%	87.7%	86.5%	86.0%	84.1%	0.6%	22,282
MIAMI		343,000			87.7%	86.5%	86.0%	84.1%	0.6%	22,282

TOTAL OFFICE PROPERTIES		16,237,000			93.5%	92.4%	89.0%	88.1%	97.2%	$1,154,061

Cousins Properties Incorporated	12	Q1 2017 Supplemental Information

PORTFOLIO STATISTICS

	Property Description	Metropolitan Area	Rentable Square Feet	Financial Statement Presentation	Company's Ownership Interest	End of Period Leased 1Q17	End of Period Leased 4Q16	Weighted Average Occupancy 1Q17	Weighted Average Occupancy 4Q16	% of Total Net Operating Income (1)	Property Level Debt ($000) (2)
	OTHER PROPERTIES
	Emory Point Apartments (Phase I) (4)	Atlanta	404,000	Unconsolidated	75%	95.0%	95.9%	95.2%	95.3%	1.4%	36,231
	Emory Point Apartments (Phase II) (4)	Atlanta	257,000	Unconsolidated	75%	94.1%	91.9%	92.6%	87.9%	0.9%	28,676
	Emory Point Retail (Phase I)	Atlanta	80,000	Unconsolidated	75%	78.8%	90.0%	82.6%	86.5%	0.4%	7,175
	Emory Point Retail (Phase II)	Atlanta	45,000	Unconsolidated	75%	79.1%	78.9%	77.0%	75.0%	0.1%	5,021
	TOTAL OTHER PROPERTIES		786,000			92.1%	93.0%	92.0%	90.8%	2.8%	77,103
	TOTAL PORTFOLIO		17,023,000							100%	1,231,164

(1)	Net Operating Income represents the Company's share of rental property revenues less rental property operating expenses for the three months ended March 31, 2017.
(2)	Property level debt represents the Company's share of total debt as of March 31, 2017.
(3)	Contains multiple buildings that are grouped together for reporting purposes.
(4)	Phase I consists of 443 units, and Phase II consists of 307 units.

Cousins Properties Incorporated	13	Q1 2017 Supplemental Information

PORTFOLIO STATISTICS

Cousins Properties Incorporated	14	Q1 2017 Supplemental Information

SAME PROPERTY PERFORMANCE (1)

	COUSINS PROPERTIES INCORPORATED
	Net Operating Income ($ in thousands)
	Three Months Ended
	March 31, 2017	March 31, 2016	1Q17 vs. 1Q16 % Change
Property Revenues (2)	$41,754	$39,699	5.2%
Property Operating Expenses (2)	15,608	14,913	4.7%
Property Net Operating Income	$26,146	$24,786	5.5%

Cash Basis Property Revenues (3)	$39,351	$37,439	5.1%
Cash Basis Property Operating Expenses (4)	15,620	14,925	4.7%
Cash Basis Property Net Operating Income	$23,731	$22,514	5.4%

End of Period Leased	92.1%	89.5%
Weighted Average Occupancy	89.9%	88.8%

(1)
Same Properties include those office properties that were operational and stabilized on January 1, 2016, excluding properties subsequently sold. See Non-GAAP Financial Measures - Calculation and Reconciliations. Properties included in this reporting period are as follows:

	North Park Town Center	Emory University Hospital Midtown Medical Office Tower	Meridian Mark Plaza
	Promenade	Terminus 100	Terminus 200
	816 Congress	Fifth Third Center	The American Cancer Society Center

(2)
Property Revenues and Expenses include results for the Company and its share of unconsolidated joint ventures. Net operating income for unconsolidated joint ventures is calculated as property revenue less property expenses at the joint ventures multiplied by the Company's ownership interest. The Company does not control the operations of the unconsolidated joint ventures, but believes that including these amounts with consolidated net operating income is meaningful to investors and analysts.

(3)
Cash Basis Same Property Revenues include that of the Company and its share of unconsolidated joint ventures. It represents Property Revenues, excluding straight-line rents, amortization of lease inducements, and amortization of acquired above and below market rents.

(4)
Cash Basis Same Property Operating Expenses include that of the Company and its share of unconsolidated joint ventures. It represents Property Operating Expenses, excluding straight-line ground rent expense and amortization of above and below market ground rent expense.

Cousins Properties Incorporated	15	Q1 2017 Supplemental Information

SAME PROPERTY PERFORMANCE (1)

	LEGACY PARKWAY PROPERTIES
	Net Operating Income ($ in thousands)
	Three Months Ended
	March 31, 2017	March 31, 2016	1Q17 vs. 1Q16 % Change
Cash Basis Property Revenues (2)	$60,977	$55,953	9.0%
Cash Basis Property Operating Expenses (3)	24,206	23,007	5.2%
Cash Basis Property Net Operating Income	$36,771	$32,946	11.6%

End of Period Leased	93.6%	89.3%
Weighted Average Occupancy	90.8%	88.8%

(1)
Same Properties include those office properties that were operational and stabilized on January 1, 2016, excluding properties subsequently sold. Properties included in this reporting period are as follows:

	3344 Peachtree	Harborview Plaza	One Orlando Centre
	3348 Peachtree	Hayden Ferry (4)	San Jacinto Center
	3350 Peachtree	Hearst Tower	Tempe Gateway
	Bank of America Center	NASCAR Plaza	The Pointe
	Citrus Center	One Buckhead Plaza	Two Buckhead Plaza
	Corporate Center	One Eleven Congress

(2)
Cash Basis Same Property Revenues include that of the Company and its share of unconsolidated joint ventures. It represents Property Revenues, excluding straight-line rents, amortization of lease inducements, and amortization of acquired above and below market rents.

(3)
Cash Basis Same Property Operating Expenses include that of the Company and its share of unconsolidated joint ventures. It represents Property Operating Expenses, excluding straight-line ground rent expense and amortization of above and below market ground rent expense.

(4)	Hayden Ferry Building III commenced operations in November 2015 and is excluded from Same Property pool.

Cousins Properties Incorporated	16	Q1 2017 Supplemental Information

OFFICE LEASING ACTIVITY(1)

	Three Months Ended March 31, 2017
	New	Renewal	Expansion	Total
Gross leased (square feet)				633,236
Less: Leases one year or less, amenity leases, percentage rent leases, storage leases, intercompany leases, and license agreements				(62,492)
Net leased (square feet)	423,428	107,262	40,054	570,744
Number of transactions	21	16	3	40
Lease term (years) (2)	10.6	4.5	5.0	9.1

Net rent (per square foot) (3)	$25.71	$27.70	$25.94	$26.10
Total leasing costs (per square foot) (4)	(7.99)	(4.95)	(8.22)	(7.44)
Net effective rent (per square foot)	$17.72	$22.75	$17.72	$18.66

Second generation leased square feet (5)				311,772
Increase in second generation net rent (2)(3)(5)				15.8%
Increase in cash basis second generation net rent (2)(5)(6)				3.3%

(1) Excludes apartment and retail leasing at our mixed-use projects.
(2) Weighted average.
(3) Represents straight-lined net rent per square foot (operating expenses deducted from gross leases) over the lease term.
(4) Includes tenant improvements, external leasing commissions, and free rent.
(5) Excludes leases executed for spaces that were vacant upon acquisition, new leases in development properties, and leases for spaces that have been vacant for one year or more.
(6) Represents increase in net rent at the end of term paid by the prior tenant compared to net rent at beginning of term paid by the current tenant. For early renewals, represents increase in net rent at the end of the term of the original lease compared to net rent at the beginning of the extended term of the lease.

Cousins Properties Incorporated	17	Q1 2017 Supplemental Information

OFFICE LEASE EXPIRATIONS (1)

Lease Expirations by Year

Year of Expiration	Square Feet Expiring	% of Leased Space	Annual Contractual Rents ($000's) (2)	% of Total Annual Contractual Rents	Annual Contractual Rent/Sq. Ft. (2)

2017	586,147	4.3%	$15,683	3.7%	$26.76
2018	936,805	6.8%	27,544	6.6%	29.40
2019	1,103,756	8.1%	32,771	7.8%	29.69
2020	1,048,718	7.7%	31,498	7.5%	30.03
2021	1,731,910	12.7%	51,750	12.3%	29.88
2022	2,108,217	15.4%	59,697	14.1%	28.32
2023	1,007,105	7.4%	30,801	7.3%	30.58
2024	945,998	6.9%	34,067	8.1%	36.01
2025	1,035,367	7.6%	35,132	8.3%	33.93
2026 & Thereafter	3,186,328	23.1%	102,854	24.3%	32.28

Total	13,690,351	100.0%	$421,797	100.0%	$30.81

Lease Expirations Greater than 100,000 Square Feet Through Year End 2020

Expiration Date	Tenant	Market	Building	Square Feet Expiring
January 2019	National Union Fire Insurance Company	Atlanta	Northpark Town Center	105,362
April 2020	CO Space Properties LLC	Atlanta	American Cancer Society Center	120,298

(1) Company's share.
(2) Annual Contractual Rent shown is the rate in the year of expiration. It includes the minimum contractual rent paid by the tenant which may or may not include a base year of operating expenses depending upon the terms of the lease.

Cousins Properties Incorporated	18	Q1 2017 Supplemental Information

OFFICE LEASE EXPIRATIONS (1)

Lease Expirations by Year
Square Feet
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
586,147
936,805
1,103,756
1,048,718
1,731,910
2,108,217
1,007,105
945,998
1,035,367
3,186,328
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026 & Thereafter
4.3%
6.8%
8.1%
7.7%
12.7%
15.4%
7.4%
6.9%
7.6%
23.1%

Note: Company's share

Cousins Properties Incorporated	19	Q1 2017 Supplemental Information

TOP 20 OFFICE TENANTS

	Tenant (1)	Number of Buildings Occupied	Number of Markets Occupied	Company's Share of Square Footage	Company's Share of Annualized Base Rent (2)	Percentage of Total Company's Share of Annualized Base Rent	Average Remaining Lease Term (Years) (3)
1	Bank of America	4	2	1,139,724	$19,427,031	5.5%	6
2	Wells Fargo Bank, N.A.	6	5	304,310	8,705,408	2.5%	5
3	Blue Cross Blue Shield	1	1	227,592	6,133,605	1.8%	4
4	McGuireWoods LLP	3	3	198,648	5,743,205	1.6%	9
5	Hearst Communications, Inc.	1	1	181,323	5,558,666	1.6%	10
6	Smith, Gambrell & Russell, LLP	1	1	159,136	4,959,620	1.4%	4
7	OSI Restaurant Partners, LLC (dba Outback Steakhouse)	1	1	167,723	4,886,131	1.4%	8
8	American Cancer Society, Inc.	1	1	275,160	4,831,741	1.4%	3
9	NASCAR Media Group, LLC	1	1	139,461	4,658,907	1.3%	4
10	Parsley Energy, LP	1	1	135,107	4,116,710	1.2%	8
11	Board of Regents of the University System of Georgia (dba Georgia State University)	1	1	135,124	3,884,815	1.1%	7
12	US South Communications (dba InComm)	1	1	191,709	3,853,276	1.1%	5
13	K & L Gates LLP	1	1	110,914	3,736,155	1.1%	11
14	Amazon	3	2	107,788	3,728,168	1.1%	6
15	Carlton Fields Jorden Burt, PA	1	1	93,868	3,661,791	1.0%	9
16	CO Space Properties, LLC (dba Internap)	1	1	120,298	3,611,153	1.0%	3
17	Fifth Third Bank	2	2	120,436	3,383,671	1.0%	4
18	Regus Equity Business Centers, LLC	7	5	119,041	3,307,136	1.0%	3
19	National Union Fire Insurance Company (dba AIG)	1	1	105,362	3,037,233	0.9%	2
20	SVB Financial Group (dba Silicon Valley Bank)	1	1	100,532	2,987,108	0.9%	7
	Grand Total			4,133,256	$104,211,530	29.7%	6

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.
(2)
Annualized Base Rent represents the annualized minimum rent paid by the tenant as of the date of this report. If the tenant is in a free rent period as of the date of this report, Annualized Base Rent represents the annualized minimum contractual rent the tenant will pay in the first month it is required to pay rent which may or may not include a base year of operating expenses depending upon the terms of the lease.

(3)	Weighted average.
Note:	This schedule includes tenants whose leases have commenced and/or who have taken occupancy. Leases that have been signed but have not commenced are excluded from this schedule.

Cousins Properties Incorporated	20	Q1 2017 Supplemental Information

TENANT INDUSTRY DIVERSIFICATION

**Percentage of Total Revenues (1)**

Legal 14.6%
Professional Services 13.4%
Technology 12.7%
Consumer Goods & Services 7.9%
Insurance 6.5%
Health Care 6.4%
Marketing/Media/ Creative 4.4%
Other 4.2%
Real Estate 3.1%
Construction/Design 2.1%
Energy 1.9%
Government 1.6%
Transportation 0.6%
Non Profit 0.5%
Financial 20.1%

(1) Represents Company's share of total revenues.

Cousins Properties Incorporated	21	Q1 2017 Supplemental Information

INVESTMENT ACTIVITY

Completed Property Acquisitions

Property	Type	Metropolitan Area	Company's Ownership Interest	Timing	Square Feet	Gross Purchase Price ($ in thousands)

2017
111 West Rio (1)	Office	Phoenix	100.0%	1Q	225,000	$19,600

2016
Parkway Properties	Office	Various	Various	4Q	8,819,000	(2)
Cousins Fund II, L.P. (3)	Office	Various	100.0%	4Q	(3)	279,100

2014
Fifth Third Center	Office	Charlotte	100.0%	3Q	698,000	215,000
Northpark Town Center	Office	Atlanta	100.0%	4Q	1,528,000	348,000

2013
Post Oak Central	Office	Houston	100.0%	1Q	1,280,000	230,900
Terminus 200	Office	Atlanta	50.0%	1Q	566,000	164,000
816 Congress	Office	Austin	100.0%	2Q	435,000	102,400
Greenway Plaza	Office	Houston	100.0%	3Q	4,348,000	950,000
777 Main	Office	Fort Worth	100.0%	3Q	980,000	160,000

2012
2100 Ross	Office	Dallas	100.0%	3Q	844,000	59,200

					19,723,000	$2,528,200

Completed Property Developments

Project	Type	Metropolitan Area	Company's Ownership Interest	Timing	Square Feet	Total Project Cost ($ in thousands)

2015
Colorado Tower	Office	Austin	100.0%	1Q	373,000	$126,100
Emory Point - Phase II	Mixed	Atlanta	75.0%	3Q	302,000	75,400
Research Park V	Office	Austin	100.0%	4Q	173,000	45,000

2013
Emory Point - Phase I	Mixed	Atlanta	75.0%	4Q	484,000	102,300

2012
Mahan Village	Retail	Tallahassee	50.5%	4Q	147,000	25,800

					1,479,000	$374,600

Cousins Properties Incorporated	22	Q1 2017 Supplemental Information

INVESTMENT ACTIVITY

Completed Property Dispositions

Property	Type	Metropolitan Area	Company's Ownership Interest	Timing	Square Feet	Gross Sales Price ($ in thousands)
2016
100 North Point Center East	Office	Atlanta	100.0%	1Q	129,000	$22,000
Post Oak Central	Office	Houston	100.0%	4Q	1,280,000	(2)
Greenway Plaza	Office	Houston	100.0%	4Q	4,348,000	(2)
Two Liberty Place	Office	Philadelphia	100.0%	4Q	941,000	219,000
191 Peachtree	Office	Atlanta	100.0%	4Q	1,225,000	267,500
Lincoln Place	Office	Miami	100.0%	4Q	140,000	80,000
The Forum	Office	Atlanta	100.0%	4Q	220,000	70,000

2015
2100 Ross	Office	Dallas	100.0%	3Q	844,000	131,000
200, 333, and 555 North Point Center East	Office	Atlanta	100.0%	4Q	411,000	70,300
The Points at Waterview	Office	Dallas	100.0%	4Q	203,000	26,800

2014
600 University Park Place	Office	Birmingham	100.0%	1Q	123,000	19,700
Lakeshore Park Plaza	Office	Birmingham	100.0%	3Q	197,000	25,000
Mahan Village	Retail	Florida	50.5%	4Q	147,000	29,500
Cousins Watkins LLC	Retail	Other	50.5%	4Q	339,000	50,000
777 Main	Office	Fort Worth	100.0%	4Q	980,000	167,000

2013
Terminus 100	Office	Atlanta	100.0%	1Q	656,000	209,200
Tiffany Springs MarketCenter	Retail	Kansas City	88.5%	3Q	238,000	53,500
The Avenue Murfreesboro	Retail	Nashville	50.0%	3Q	752,000	164,000
CP Venture Two LLC	Retail	Other	10.3%	3Q	934,000	226,100
CP Venture Five LLC	Retail	Other	11.5%	3Q	1,179,000	296,200
Inhibitex	Office	Atlanta	100.0%	4Q	51,000	8,300

2012
The Avenue Collierville	Retail	Memphis	100.0%	2Q	511,000	55,000
Galleria 75	Office	Atlanta	100.0%	2Q	111,000	9,200
Ten Peachtree Place	Office	Atlanta	50.0%	2Q	260,000	45,300
The Avenue Webb Gin	Retail	Atlanta	100.0%	4Q	322,000	59,600
The Avenue Forsyth	Retail	Atlanta	88.5%	4Q	524,000	119,000
Cosmopolitan Center	Office	Atlanta	100.0%	4Q	51,000	7,000
Palisades West	Office	Austin	50.0%	4Q	373,000	64,800
Presbyterian Medical Plaza	Office	Charlotte	11.5%	4Q	69,000	4,500

					17,558,000	$2,499,500

(1) The Company acquired a 74.6% interest in 111 West Rio as part of the Parkway merger, and in the first quarter of 2017, purchased the remaining 25.4% interest from American Airlines.
(2) This transaction was part of the Parkway Merger. See further information in footnote 3 of the Form 10-K for the year ended
December 31, 2016, footnote 3 of the Form 10-Q for the quarter ended March 31, 2017, and reports filed with the SEC by the Company, Parkway, and New Parkway.
(3) Purchased the outside interest (approximately 70%) in a consolidated partnership for $279.1 million; this included cash from the sale of Two Liberty Place in
Philadelphia as well as the Hayden Ferry buildings in Tempe and 3344 Peachtree in Atlanta. Cousins now owns 100% of these buildings.

Cousins Properties Incorporated	23	Q1 2017 Supplemental Information

DEVELOPMENT PIPELINE (1)

Project	Type	Metropolitan Area	Company's Ownership Interest	Project Start Date	Number of Square Feet /Apartment Units	Estimated Project Cost (2) ($ in thousands)	Company's Share of Estimated Project Costs	Project Cost Incurred to Date ($ in thousands)	Company's Share of Project Costs Incurred to Date	Percent Leased	Initial Occupancy (3)	Estimated Stabilization (4)

Carolina Square	Mixed	Chapel Hill, NC	50%	2Q15		$123,000	$61,500	$80,109	$40,055
Office					158,000					74%	3Q17	3Q18
Retail					44,000					61%	3Q17	3Q18
Apartments					246					—%	3Q17	3Q18

864 Spring Street (NCR Phase I)	Office	Atlanta, GA	100%	3Q15	502,000	219,000	219,000	130,184	130,184	100%	1Q18	1Q18

8000 Avalon	Office	Atlanta, GA	90%	1Q16	224,000	73,000	65,700	48,915	44,024	40%	2Q17	2Q18

858 Spring Street (NCR Phase II)	Office	Atlanta, GA	100%	4Q16	260,000	119,000	119,000	24,410	24,410	100%	4Q18	4Q18

Dimensional Place	Office	Charlotte, NC	50%	4Q16		94,000	47,000	22,486	11,243
Office					266,000					100%	4Q18	4Q18
Retail					16,000					—%	4Q18	4Q18

120 West Trinity	Mixed	Atlanta, GA	20%	1Q17		85,000	17,000	11,192	2,238
Office					33,000					—%	1Q19	1Q20
Retail					19,000					—%	1Q19	1Q20
Apartments					330					—%	1Q19	1Q20

Total						$713,000	$529,200	$317,296	$252,154

(1)
This schedule shows projects currently under active development and/or projects with a contractual obligation through the substantial completion of construction. Amounts included in the estimated project cost column represent the estimated costs of the project through stabilization. Significant estimation is required to derive these costs, and the final costs may differ from these estimates. The projected stabilization dates are also estimates and are subject to change as the project proceeds through the development process.

(2)
Amount represents 100% of the estimated project cost. Carolina Square is expected to be funded with a combination of equity from the partners and up to $79.8 million from a construction loan, which has $37.4 million outstanding as of March 31, 2017.

(3)	Represents the quarter which the Company estimates the first tenant occupies space.
(4)	Stabilization represents the earlier of the quarter in which the Company estimates it will achieve 90% economic occupancy or one year from initial occupancy.

Cousins Properties Incorporated	24	Q1 2017 Supplemental Information

LAND INVENTORY

	Metropolitan Area	Type	Company's Ownership Interest	Total Developable Land (Acres)	Company's Share

North Point	Atlanta	Commercial	100%	12
Wildwood Office Park	Atlanta	Commercial	50%	22
The Avenue Forsyth-Adjacent Land	Atlanta	Commercial	100%	10
Georgia				44

Victory Center	Dallas	Commercial	75%	3
Texas				3

Corporate Center	Tampa	Commercial	100%	7
Florida				7

Padre Island	Corpus Christi	Residential	50%	15
Texas				15

Total Land Held (Acres)				69	51
Total Land Held (Cost Basis)				$49,272	$19,265

Cousins Properties Incorporated	25	Q1 2017 Supplemental Information

DEBT SCHEDULE

				Company's Share of Debt Maturities and Principal Payments
Description (Interest Rate Base, if not fixed)	Company's Ownership Interest	Rate at End of Quarter	Maturity Date	2017	2018	2019	2020	2021	Thereafter	Total Principal	Deferred Loan Costs	Above/Below Market Value	Total

Consolidated Debt
Floating Rate
Term Loan, Unsecured (LIBOR + 1.20%-1.70%) (1)	100%	2.18%	12/2/21	$—	$—	$—	$—	$250,000	$—	$250,000	$(1,826)	$—	$248,174
Credit Facility, Unsecured (LIBOR + 1.10%-1.45%) (2)	100%	2.08%	5/28/19	—	—	—	—	—	—	—	—	—	—
Total Floating Rate Debt				—	—	—	—	250,000	—	250,000	(1,826)	—	248,174

Fixed Rate
Fifth Third Center	100%	3.37%	10/1/26	2,229	3,061	3,165	3,274	3,386	133,671	148,786	(633)	—	148,153
One Eleven Congress (6)	100%	6.08%	6/11/17	128,000	—	—	—	—	—	128,000	—	771	128,771
The American Cancer Society Center (3)	100%	6.45%	9/1/17	126,997	—	—	—	—	—	126,997	(36)	—	126,961
Colorado Tower	100%	3.45%	9/1/26	—	573	2,343	2,425	2,510	112,149	120,000	(907)	—	119,093
Promenade	100%	4.27%	10/1/22	2,252	3,116	3,252	3,394	3,541	89,052	104,607	(329)	—	104,278
San Jacinto (6)	100%	6.05%	6/11/17	101,000	—	—	—	—	—	101,000	—	602	101,602
816 Congress	100%	3.75%	11/1/24	1,181	1,629	1,690	1,754	1,821	76,411	84,486	(624)	—	83,862
3344 Peachtree	100%	4.75%	10/1/17	78,453	—	—	—	—	—	78,453	—	858	79,311
Two Buckhead Plaza	100%	6.43%	10/1/17	52,000	—	—	—	—	—	52,000	—	999	52,999
Meridian Mark Plaza	100%	6.00%	8/1/20	366	514	546	22,978	—	—	24,404	(89)	—	24,315
The Pointe	100%	4.01%	2/10/19	326	456	22,056	—	—	—	22,838	—	371	23,209
Total Fixed Rate Debt				492,804	9,349	33,052	33,825	11,258	411,283	991,571	(2,618)	3,601	992,554

Total Consolidated Debt				$492,804	$9,349	$33,052	$33,825	$261,258	$411,283	$1,241,571	$(4,444)	$3,601	$1,240,728

Unconsolidated Debt
Floating Rate
Emory Point I (LIBOR + 1.75%, $61.1mm facility) (4)	75%	2.73%	10/9/17	43,522	—	—	—	—	—	43,522	(116)	—	43,406
Emory Point II (LIBOR + 1.85%, $46mm facility) (4)	75%	2.83%	10/9/17	33,796	—	—	—	—	—	33,796	(99)	—	33,697
Carolina Square (LIBOR + 1.90%, $79.8mm facility)	50%	2.70%	5/1/18	—	18,706	—	—	—	—	18,706	—	—	18,706
Total Floating Rate Debt				77,318	18,706	—	—	—	—	96,024	(215)	—	95,809
									.
Fixed Rate
Terminus 100	50%	5.25%	1/1/23	1,016	1,418	1,494	1,575	1,659	55,840	63,002	(73)	—	62,929
Terminus 200	50%	3.79%	1/1/23	580	800	831	863	896	36,281	40,251	(32)	—	40,219
Emory University Hospital Midtown Medical Office Tower	50%	3.50%	6/1/23	571	785	814	842	872	32,340	36,224	(147)	—	36,077
Courvoisier Centre	20%	4.60%	3/1/26	—	—	—	—	—	21,300	21,300	—	982	22,282
Total Fixed Rate Debt				2,167	3,003	3,139	3,280	3,427	145,761	160,777	(252)	982	161,507

Total Unconsolidated Debt				79,485	21,709	3,139	3,280	3,427	145,761	256,801	(467)	982	257,316

Total Debt				$572,289	$31,058	$36,191	$37,105	$264,685	$557,044	$1,498,372	$(4,911)	$4,583	$1,498,044

Total Maturities (5)				$561,909	$18,706	$22,018	$22,644	$250,000	$514,110	$1,389,387
% of Maturities				40%	1%	2%	2%	18%	37%	100%

Cousins Properties Incorporated	26	Q1 2017 Supplemental Information

DEBT SCHEDULE

Floating and Fixed Rate Debt Analysis

	Total Debt ($)	Total Debt (%)	Weighted Average Interest Rate	Weighted Average Maturity (Yrs.)
Floating Rate Debt	$346,024	23%	2.34%	3.6
Fixed Rate Debt	1,152,348	77%	4.81%	4.4
Total Debt	$1,498,372	100%	4.24%	4.2

(1) Total borrowing capacity of the Term Loan as of March 31, 2017 was $250 million. The spread over LIBOR at March 31, 2017 was 1.20%.
(2) Total borrowing capacity of the Credit Facility as of March 31, 2017 was $500 million. The spread over LIBOR at March 31, 2017 was 1.10%.
(3) The real estate and other assets of this property are restricted under a loan agreement such that these assets are not available to settle other debts of the Company.
(4) This loan was scheduled to mature April 9, 2017 and the joint venture exercised the Second Extension Period Option, extending the maturity date to October 9, 2017.
(5) Maturities include lump sum principal payments due at the maturity date. Maturities do not include scheduled principal payments due prior to the maturity date.
(6) On April 11, 2017, the Company prepaid, without penalty, the $128 million One Eleven Congress and $101 million San Jacinto Center mortgage notes.

Note: In April 2017, the Company closed a $350 million private placement of senior unsecured debt, which will be drawn in two tranches. The first tranche of $100 million was drawn in April 2017, has a 10-year maturity, and has a fixed annual interest rate of 4.09%. The second tranche of $250 million will be drawn in July 2017, has an 8-year maturity, and has a fixed annual interest rate of 3.91%.

Cousins Properties Incorporated	27	Q1 2017 Supplemental Information

DEBT SCHEDULE

Debt Maturity Schedule as of March 31, 2017
600,000
500,000
400,000
300,000
200,000
100,000
0
$ (in thousands)
561,909
18,706
22,018
22,644
250,000
86,295
120,491
70,865
236,459
2017 (1)
2018
2019
2020
2021
2022
2023
2024
2025
2026
Consolidated
Unconsolidated

(1) See note on Page 27.

Cousins Properties Incorporated	28	Q1 2017 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	2015	2016 1st	2016 2nd	2016 3rd	2016 4th	2016	2017 1st

Income from Discontinued Operations
Rental Property Revenues	176,828	43,123	44,281	46,046	3,477	136,927	—
Rental Property Operating Expenses	(73,630)	(17,805)	(19,155)	(19,638)	(1,738)	(58,336)	—
Net Operating Income	103,198	25,318	25,126	26,408	1,739	78,591	—

Termination Fees	450	186	102	—	—	288	—
Interest and Other Expense	(8,009)	(1,975)	(1,965)	(1,956)	(126)	(6,022)	—
Transaction Costs	—	—	—	(494)	(5,855)	(6,349)	—
FFO from Discontinued Operations	95,639	23,529	23,263	23,958	(4,242)	66,508	—

Depreciation and Amortization of Real Estate	(63,791)	(15,428)	(15,740)	(15,221)	(956)	(47,345)	—
Income (Loss) from Discontinued Operations	31,848	8,101	7,523	8,737	(5,198)	19,163	—

FFO and EBITDA
Net income available to common stockholders	125,518	22,796	7,765	11,657	36,892	79,109	4,751
Depreciation and amortization of real estate assets:
Consolidated properties	70,003	16,164	16,306	16,293	47,819	96,583	54,433
Discontinued properties	63,791	15,428	15,740	15,221	956	47,345	—
Share of unconsolidated joint ventures	11,645	3,259	3,231	3,268	4,146	13,904	4,195
Partners' share of real estate depreciation	—	—	—	—	(3,564)	(3,564)	—
(Gain) loss on sale of depreciated properties:
Consolidated properties	(78,759)	(14,190)	246	—	(59,589)	(73,533)	18
Loss on purchase of tenant in common interest	—	—	—	—	—	—	3,539
Discontinued properties	551	—	—	—	—	—	—
Non-controlling interest related to unit holders	—	—	—	—	784	784	101
FFO	192,749	43,457	43,288	46,439	27,444	160,628	67,037
Interest Expense	38,178	9,421	9,359	9,748	12,566	41,094	12,066
Non-Real Estate Depreciation and Amortization	1,621	377	335	328	325	1,365	451
Acquisition and Merger Costs	299	19	2,424	1,940	26,488	30,871	1,930
Loss on Extinguishment of Debt	—	—	—	—	5,180	5,180	—
Impairment Loss	—	—	—	—	4,526	4,526	—
EBITDA (1)	232,847	53,274	55,406	58,455	76,529	243,664	81,484

Income (Loss) from Unconsolidated Joint Ventures
Net Operating Income
Office Properties	18,501	5,050	5,213	5,013	6,123	21,400	6,909
Other Properties	5,834	1,596	1,741	1,747	2,302	7,386	2,267
Net Operating Income	24,335	6,646	6,954	6,760	8,425	28,785	9,176
Sales Less Cost of Sales	2,280	—	—	—	190	190	—
Termination Fees	419	—	—	—	3,000	3,000	959
Interest Expense	(7,455)	(2,007)	(2,026)	(2,038)	(2,352)	(8,423)	(2,325)
Other Income/(Expense)	368	454	87	72	303	916	505
Funds from Operations - Unconsolidated Joint Ventures	19,947	5,093	5,015	4,794	9,566	24,468	8,315

Cousins Properties Incorporated	29	Q1 2017 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	2015	2016 1st	2016 2nd	2016 3rd	2016 4th	2016	2017 1st

Loss on purchase of tenant in common interest	—	—	—	—	—	—	(3,539)
Depreciation and Amortization of Real Estate	(11,645)	(3,259)	(3,231)	(3,268)	(4,147)	(13,905)	(4,195)
Net Income from Unconsolidated Joint Ventures	8,302	1,834	1,784	1,526	5,419	10,563	581

Market Capitalization
Common Stock price at Period End	9.43	10.38	10.40	10.44	8.51	8.51	8.27
Number of Common Shares/Units Outstanding at Period End	211,513	210,107	210,171	210,170	401,596	401,596	426,823
Common Stock Capitalization	1,994,568	2,180,911	2,185,778	2,194,175	3,417,582	3,417,582	3,529,826

Debt	721,293	767,811	777,485	888,378	1,380,920	1,380,920	1,240,728
Share of Unconsolidated Debt	225,724	224,430	222,514	223,944	251,350	251,350	257,316
Debt (1)	947,017	992,241	999,999	1,112,322	1,632,270	1,632,270	1,498,044

Total Market Capitalization	2,941,585	3,173,152	3,185,777	3,306,497	5,049,852	5,049,852	5,027,870

Credit Ratios
Debt (1)	947,017	992,241	999,999	1,112,322	1,632,270	1,632,270	1,498,044
Total Market Capitalization	2,941,585	3,173,152	3,185,777	3,306,497	5,049,852	5,049,852	5,027,870
Debt (1) / Total Market Capitalization	32.2%	31.3%	31.4%	33.6%	32.3%	32.3%	29.8%

Total Assets - Consolidated	2,597,803	2,610,408	2,622,995	2,760,732	4,171,607	4,171,607	4,206,289
Accumulated Depreciation - Consolidated	463,008	486,747	519,075	539,719	269,339	269,339	326,039
Undepreciated Assets - Unconsolidated (1)	486,941	460,516	504,408	507,611	604,236	604,236	578,207
Less: Investment in Unconsolidated Joint Ventures	(102,577)	(110,138)	(114,455)	(116,933)	(179,397)	(179,397)	(128,589)
Total Undepreciated Assets (1)	3,445,175	3,447,533	3,532,023	3,691,129	4,865,785	4,865,785	4,981,946
Debt (1)	947,017	992,241	999,999	1,112,322	1,632,270	1,632,270	1,498,044
Undepreciated Assets (1)	3,445,175	3,447,533	3,532,023	3,691,129	4,865,785	4,865,785	4,981,946
Debt (1) / Total Undepreciated Assets (1)	27.5%	28.8%	28.3%	30.1%	33.5%	33.5%	30.1%

Coverage Ratios (1)
Interest Expense	38,178	9,421	9,359	9,748	12,566	41,094	12,066
Scheduled Principal Payments	9,892	2,444	3,143	3,344	2,632	11,563	3,810
Fixed Charges	48,070	11,865	12,502	13,092	15,198	52,657	15,876
EBITDA	232,847	53,274	55,406	58,455	76,529	243,664	81,484
Fixed Charges Coverage Ratio (1)	4.84	4.49	4.43	4.46	5.04	4.63	5.13

Debt (1)	947,017	992,241	999,999	1,112,322	1,632,270	1,632,270	1,498,044
Net Debt (Debt (2) minus Cash)	945,014	986,777	999,053	1,015,081	1,596,583	1,596,583	1,462,289
Annualized EBITDA (2)	236,754	213,096	221,624	233,820	306,116	306,116	325,936
Debt (1) / Annualized EBITDA (2)	4.00	4.66	4.51	4.76	5.33	5.33	4.60
Net Debt / Annualized EBITDA (3)	3.99	4.63	4.51	4.34	5.22	5.22	4.49

Cousins Properties Incorporated	30	Q1 2017 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	2015	2016 1st	2016 2nd	2016 3rd	2016 4th	2016	2017 1st

Dividend Information
Common Dividends (3)	69,196	16,918	16,810	16,821	23,577	74,126	25,161
FFO	192,749	43,457	43,288	46,439	27,444	160,628	67,037
FFO Payout Ratio	35.9%	38.9%	38.8%	36.2%	85.9%	46.1%	37.5%

FFO	192,749	43,457	43,288	46,439	27,444	160,628	67,037
Straight Line Rental Revenue	(20,009)	(3,595)	(3,434)	(3,449)	(8,489)	(18,967)	(9,608)
Above and Below Market Rents	(7,981)	(1,834)	(1,854)	(1,907)	(1,502)	(7,097)	(1,602)
Amortization of Above and Below Market Debt	—	—	—	—	(2,999)	(2,999)	(3,190)
Acquisition and Merger Costs	299	19	2,424	1,940	26,488	30,871	1,930
Loss on Extinguishment of Debt	—	—	—	—	5,180	5,180	—
Impairment Loss	—	—	—	—	4,526	4,526	—
Second Generation CAPEX	(54,214)	(7,904)	(13,166)	(13,968)	(11,838)	(46,876)	(10,971)
Deferred Income - Tenant Improvements	(48)	(280)	(488)	(564)	(594)	(1,926)	(625)
FAD (1)	110,796	29,863	26,770	28,491	38,216	123,340	42,971
Cash Common Dividends (3)	69,196	16,918	16,810	16,821	23,577	74,126	25,161
FAD Payout Ratio (1)	62.5%	56.7%	62.8%	59.0%	61.7%	60.1%	58.6%

Operations Ratios
Total Undepreciated Assets (1)	3,445,175	3,447,533	3,532,023	3,691,129	4,865,785	4,865,785	4,981,946
General and Administrative Expenses	16,918	8,242	4,691	4,368	8,290	25,591	6,182
Annualized General and Administrative Expenses (4) / Total Undepreciated Assets	0.49%	0.96%	0.53%	0.47%	0.68%	0.53%	0.50%

2nd Generation TI & Leasing Costs & Building CAPEX
Second Generation Leasing Related Costs	46,821	4,867	10,356	7,992	10,021	33,236	10,710
Second Generation Building Improvements	7,393	3,037	2,810	5,976	1,817	13,640	261
	54,214	7,904	13,166	13,968	11,838	46,876	10,971

Cousins Properties Incorporated	31	Q1 2017 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	Three Months Ended
Cousins Net Operating Income (in thousands)	March 31, 2017	March 31, 2016

Net income	$4,858	$22,796
Net operating income from unconsolidated joint ventures	9,176	6,646
Net operating income from discontinued operations	—	25,318
Fee income	(1,936)	(2,199)
Other income	(5,426)	(390)
Reimbursed expenses	865	870
General and administrative expenses	6,182	8,243
Interest expense	9,741	5,439
Depreciation and amortization	54,884	16,541
Acquisition and transaction costs	1,930	19
Other expenses	404	355
Income from unconsolidated joint ventures	(581)	(1,834)
Gain (loss) on sale of investment properties	70	(14,190)
Income from discontinued operations	—	(8,101)
Net Operating Income	$80,167	$59,513

Straight line rent	9,608	3,595
Non-cash income	2,227	2,130
Non-cash expense	(283)	(444)
Cash Basis Net Operating Income	$68,615	$54,232

Net Operating Income
Same Property	$26,146	$24,786
Non-Same Property	54,021	34,727
	$80,167	$59,513

Cash Basis Net Operating Income
Same Property	$23,731	$22,514
Non-Same Property	44,884	31,718
	$68,615	$54,232

(1) Includes Company share of unconsolidated joint ventures. These amounts are derived from the amounts in the categories indicated that are recorded at the joint venture multiplied by the Company's ownership interest. The Company does not control the operations of the unconsolidated joint ventures, but believes that including these amounts in the categories indicated is meaningful to investors and analysts.

(2) Annualized equals quarter amount annualized.
(3) The fourth quarter 2016 dividend was declared and paid in the first quarter of 2017, and is included in the first quarter 2017 GAAP financial statements and disclosures.
(4) Quarter amount represents quarter annualized; year-to-date represents year-to-date actual.

Note: Amounts may differ slightly from other schedules contained herein due to rounding.

Cousins Properties Incorporated	32	Q1 2017 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	Three Months Ended
Legacy Parkway Properties Net Operating Income (in thousands)	March 31, 2017		March 31, 2016

Net Operating Income	$45,836	(1)	$66,695	(2)
Straight line rent	(7,364)		(9,696)
Non-cash income	(1,055)		(2,229)
Non-cash expense	163		169
Other Adjustment	—		(659)
Cash Basis Net Operating Income	$37,580		$54,280

Cash Basis Net Operating Income
Same Property	$36,771		$32,946
Non-Same Property	809		21,334
	$37,580		$54,280

(1) Represents Net Operating Income of the legacy Parkway Properties now included in the Company's Net Operating Income.
(2) Represents Net Operating Income of Parkway Properties included in its Quarterly Report on Form 10-Q. A reconciliation of Net Income to Net Operating Income is as follows:

Net Income	$64,541
Management company income	(1,436)
Management company expense	674
Depreciation and amortization	41,940
General and administrative	6,999
Interest and other income	(244)
Equity in earnings of unconsolidated joint ventures	(249)
Net gains on sale of real estate	(63,020)
Interest expense	16,915
Income tax expense	575
Net Operating Income	$66,695

Cousins Properties Incorporated	33	Q1 2017 Supplemental Information

NON-GAAP FINANCIAL MEASURES - DISCUSSION

The Company uses non-GAAP financial measures in its filings and other public disclosures. The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors and (2) if material, any additional uses of the measure by management of the Company.
“2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historic performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties. The Company excludes from second generation costs amounts incurred to lease vacant space in newly acquired buildings as well as building improvements on newly acquired buildings that management identifies as necessary to bring the building to the Company's operational standards. In addition, the Company excludes leasing costs and building improvements associated with properties identified as under redevelopment or repositioning.
“Cash Basis Net Operating Income” represents Net Operating Income excluding straight-line rents, amortization of lease inducements, amortization of acquired above and below market rents, and non-cash ground lease expense.
“EBITDA” represents FFO plus consolidated and Company share of unconsolidated interest expense, non-real estate depreciation and amortization, income taxes, impairment losses, predevelopment charges, loss on debt extinguishment, gain on sale of third party business, participation interest income, acquisition and merger costs, and preferred stock dividends and original issuance costs. Management believes that EBITDA provides analysts and investors with appropriate information to use in various ratios that evaluate the Company's level of debt.
"Funds Available for Distribution” (“FAD”) represents FFO adjusted to exclude the effect of straight-line rent and above and below market lease amortization less 2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures. Management believes that FAD provides analysts and investors with information that assists in the comparability of the Company's dividend policy with other real estate companies.
“FAD Before Certain Charges” represents FAD before preferred share issuance costs write off, non-depreciable impairment losses, predevelopment and other charges, loss on debt extinguishment, acquisition and merger costs, interest income and separation charges. Management believes that FAD Before Certain Charges provides analysts and investors with appropriate information related to the Company's core operations and for comparability of the results of its operations and dividend policy with other real estate companies.
“Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. The Company calculates FFO in accordance with the National Association of Real Estate Investment

Trusts' (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
FFO is used by industry analysts and investors as a supplemental measure of an equity REIT's operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, as a performance measure for incentive compensation to its officers and other key employees.
“FFO Before Certain Charges” represents FFO before preferred share issuance costs write off, non-depreciable impairment losses, predevelopment and other charges, loss on debt extinguishment, acquisition and merger costs, gain on sale of third party business, participation interest income and separation charges. Management believes that FFO Before Certain Charges provides analysts and investors with appropriate information related to the Company's core operations and for comparability of the results of its operations with other real estate companies.
“Net Operating Income” is used by industry analysts, investors and Company management to measure operating performance of the Company's properties. Net Operating Income, which is rental property revenues less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance. Depreciation and amortization are also excluded from Net Operating Income for the reasons described under FFO above.
“Same Property Net Operating Income” represents Net Operating Income or Cash Basis Net Operating Income for those office properties that have been fully operational in each of the comparable reporting periods. A fully operational property is one that achieved 90% economic occupancy or has been substantially complete and owned by the Company for each of the two periods presented. Same-Property Net Operating Income or Cash Basis Same Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company's portfolio.

Cousins Properties Incorporated	34	Q1 2017 Supplemental Information